UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2015

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On April 28, 2015, Enviva Partners, LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Partnership, Enviva Partners GP, LLC (the “General Partner”), Enviva GP, LLC (“Enviva GP”), Enviva, LP (“Enviva LP”), Enviva MLP Holdco, LLC (“MLP Holdco”) and Enviva Holdings, LP (the “Sponsor,” and together with the Partnership, the General Partner, Enviva GP, Enviva LP and MLP Holdco, the “Partnership Parties”) and Barclays Capital Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”) and purchase by the Underwriters, of 10,000,000 common units representing limited partner interests in the Partnership (the “Firm Units”) at a price to the public of $20.00 per common unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 1,500,000 common units (the “Option Units,” and together with the Firm Units, the “Offered Units”) to cover over-allotments on the same terms, which was exercised in full on April 29, 2015.

The material terms of the Offering are described in the prospectus, dated April 28, 2015 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-199625) (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Offering of the Offered Units closed on May 4, 2015. At closing, the Partnership received proceeds from the Offering of the Offered Units (net of the underwriting discount and after deducting the structuring fee and certain offering expenses) of approximately $213.6 million. The Partnership intends to use the net proceeds from the sale of the common units to pay, together with borrowings under its senior secured credit facilities, a distribution to MLP Holdco and to repay certain intercompany indebtedness related to the acquisition of the Partnership’s Cottondale wood pellet production plant, and it will retain the remaining amount for general partnership purposes, including future acquisitions.

As more fully described under the caption “Underwriting” in the Prospectus, the underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Partnership and its affiliates, for which they received or may in the future receive customary fees and expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. The Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Registration Rights Agreement

On May 4, 2015, in connection with the Offering, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with MLP Holdco and Acquisition I. Pursuant to the Registration

Rights Agreement, the Partnership is required to file a registration statement to register the common units issued to MLP Holdco, the subordinated units and the common units issuable upon the conversion of the subordinated units (collectively, the “Registrable Securities”) upon request of MLP Holdco or Holders owning at least one million then-outstanding Registrable Securities. In addition, the Registration Rights Agreement gives MLP Holdco piggyback registration rights under certain circumstances. The Registration Rights Agreement also includes provisions dealing with holdback agreements, indemnification and contribution and allocation of expenses. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Purchase Rights Agreement

On May 4, 2015, the Partnership and the General Partner entered into a Purchase Rights Agreement (the “Purchase Rights Agreement”) with the Sponsor pursuant to which the Sponsor provided to the Partnership, for a period of five years, a right of first offer to purchase the Southampton wood pellet production plant, a wood pellet production plant under construction in Sampson County, NC, a deep-water marine terminal under construction in Wilmington, NC, two other wood pellet production plants under development or any other wood pellet production plant or deep-water marine terminal that the Sponsor, its subsidiaries or any other entity that it controls owns and proposes to sell (each, a “ROFO Asset”). The Partnership has 30 days following receipt of the Sponsor entity’s intention to sell a ROFO Asset to propose an offer for the ROFO Asset. If the Partnership submits an offer, the Sponsor will negotiate with the Partnership exclusively and in good faith to enter into a letter of intent or definitive documentation for the purchase of the ROFO Asset on mutually acceptable terms. If they are unable to agree to terms within 45 days, the Sponsor entity will have 150 days to enter into definitive documentation with a third-party purchaser on terms that are, in the good faith judgment of the Sponsor entity selling such ROFO Assets, superior to the most recent offer proposed by the Partnership.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Purchase Rights Agreement, which is filed as Exhibit 10.2 to this Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Contribution Agreement

In connection with the closing of the Offering and pursuant to the Contribution Agreement entered into by and among the Partnership, the Sponsor, MLP Holdco, Enviva LP and Enviva Cottondale Acquisition I, LLC (“Acquisition I”) on April 28, 2015 (the “Contribution Agreement”), the Partnership recapitalized the outstanding limited partner interests and issued (i) the Sponsor Units (as defined below) to the Sponsor and Acquisition I, (ii) all of the equity interests in the Partnership classified as “incentive distribution rights” under the Partnership Agreement (as defined below) to the General Partner and (iii) the right to receive the Deferred Issuance and Distribution (as defined in the Contribution Agreement) to the Sponsor.

As of the closing of the Offering, MLP Holdco and Acquisition I own an aggregate 405,138 common units and 11,905,138 subordinated units representing limited partner interests in the Partnership (the “Sponsor Units”), representing an approximate 51.7% limited partner interest in the Partnership. MLP Holdco also owns and controls the General Partner, which holds a non-economic general partner interest in the Partnership and the incentive distribution rights.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to the Registration Statement.

Item 3.02.	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances by the Partnership of securities in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On April 29, 2014, the day on which the Partnership’s common units first traded on the New York Stock Exchange, John C. Bumgarner, Jr., William K. Reilly and Janet S. Wong were appointed to the Board of Directors of the General Partner (the “Board”). Ms. Wong and Mr. Bumgarner were also appointed, together with Ralph C. Alexander, to serve as members of the audit committee. Mr. Bumgarner was also appointed, together with Mr. Alexander and Michael B. Hoffman, to serve as a member of the compensation committee. Mr. Reilly was appointed, together with Robin J. A. Duggan, to serve as a member of the health, safety, sustainability and environmental committee.

On May 4, 2015, in connection with the Offering and pursuant to Phantom Unit Award Grant Notices and Award Agreements in the form previously adopted by the Board (the “Grant Agreements”), the Partnership granted 4,704 phantom units to each of Ms. Wong and Messrs. Bumgarner and Reilly under the Enviva Partners, LP Long-Term Incentive Plan (the “Plan”). Upon vesting, each phantom unit entitles the holder to receive one common unit of the Partnership. Each phantom unit included a tandem grant of a distribution equivalent right entitling the holder of such phantom unit to receive an amount in cash equal to the value of any cash distributions paid to the holders of the Partnership’s common units during the period in which the phantom unit is outstanding. The foregoing description of the Grant Agreements is not complete and is qualified in its entirety by reference to the full text of the form of the Grant Agreements, which was filed as Exhibit 10.22 to the Registration Statement.

Long-Term Incentive Plan

In connection with the Offering, the Board adopted the Plan, pursuant to which non-employee directors of the General Partner and certain employees and consultants of the General Partner and its affiliates are eligible to receive awards with respect to the Partnership’s common units. The Plan provides for the grant of unit options, unit appreciation rights, restricted units, phantom units, distribution equivalent rights and other unit-based or cash awards. Subject to adjustment in the event of certain transactions or changes in capitalization, the aggregate number of common units that may be delivered pursuant to awards under the LTIP is 2,381,028 common units.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Plan, which was filed as Exhibit 4.3 to the registration statement on Form S-8 filed by the Partnership on April 30, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Enviva Partners, LP

On May 4, 2015, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the sections of the Prospectus entitled “How We Make Distributions to Our Partners” and “The Partnership Agreement” and incorporated in this Item 5.03 by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On April 28, 2015, the Partnership issued a press release announcing the pricing of its initial public offering, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

On May 4, 2015, the Partnership issued a press release announcing the closing of its initial public offering, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 28, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva Partners GP, LLC, Enviva Partners, LP, Enviva GP, LLC, Enviva, LP and several underwriters named therein

3.1	First Amended and Restated Agreement of Limited Partnership of Enviva Partners, LP, dated May 4, 2015, by Enviva Partners GP, LLC

4.1	Registration Rights Agreement, dated May 4, 2015, by and among Enviva Partners, LP, Enviva MLP Holdco, LLC and Enviva Cottondale Acquisition I, LLC

10.1	Contribution Agreement, dated April 28, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva, LP, Enviva Cottondale Acquisition I, LLC and Enviva Partners, LP

10.2	Purchase Rights Agreement, dated May 4, 2015, by and among Enviva Partners, LP, Enviva Partners GP, LLC and Enviva Holdings, LP

10.3	License Agreement, dated April 9, 2015, by and among Enviva Holdings, LP, Enviva Partners GP, LLC and Enviva Partners, LP

10.4	Management Services Agreement, dated April 9, 2015, by and among Enviva Partners, LP, Enviva Partners GP, LLC, Enviva, LP, Enviva GP, LLC, the subsidiaries of Enviva, LP party thereto and Enviva Management Company, LLC (incorporated herein by reference to Exhibit 10.12 to the Partnership’s Registration Statement on Form S-1, as amended (File No. 333-199625))

10.5	Contribution Agreement, dated as of April 9, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva, LP, Enviva Cottondale Acquisition I, LLC and Enviva Partners, LP (incorporated herein by reference to Exhibit 10.1 to the Partnership’s Registration Statement on Form S-1, as amended (File No. 333-199625))

10.6	Enviva Partners, LP Long-Term Incentive Plan (incorporated herein by reference to Exhibit 4.3 to the Partnership’s Registration Statement on Form S-8 (File No. 333-203756))

10.7	Terminal Services Agreement, dated April 9, 2015, by and between Enviva Port of Chesapeake, LLC and Enviva Wilmington Holdings, LLC

10.8	Master Biomass Purchase and Sale Agreement, dated as of April 9, 2015, by and between Enviva, LP and Enviva Wilmington Holdings, LLC

99.1	Press Release, dated April 28, 2015

99.2	Press Release, dated May 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC,
its general partner

Date: May 4, 2015

	By:	/s/ William H. Schmidt, Jr.
		Name:	William H. Schmidt, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 28, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva Partners GP, LLC, Enviva Partners, LP, Enviva GP, LLC, Enviva, LP and several underwriters named therein

3.1	First Amended and Restated Agreement of Limited Partnership of Enviva Partners, LP, dated May 4, 2015, by Enviva Partners GP, LLC

4.1	Registration Rights Agreement, dated May 4, 2015, by and among Enviva Partners, LP, Enviva MLP Holdco, LLC and Enviva Cottondale Acquisition I, LLC

10.1	Contribution Agreement, dated April 28, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva, LP, Enviva Cottondale Acquisition I, LLC and Enviva Partners, LP

10.2	Purchase Rights Agreement, dated May 4, 2015, by and among Enviva Partners, LP, Enviva Partners GP, LLC and Enviva Holdings, LP

10.3	License Agreement, dated April 9, 2015, by and among Enviva Holdings, LP, Enviva Partners GP, LLC and Enviva Partners, LP

10.4	Management Services Agreement, dated April 9, 2015, by and among Enviva Partners, LP, Enviva Partners GP, LLC, Enviva, LP, Enviva GP, LLC, the subsidiaries of Enviva, LP party thereto and Enviva Management Company, LLC (incorporated herein by reference to Exhibit 10.12 to the Partnership’s Registration Statement on Form S-1, as amended (File No. 333-199625))

10.5	Contribution Agreement, dated as of April 9, 2015, by and among Enviva Holdings, LP, Enviva MLP Holdco, LLC, Enviva, LP, Enviva Cottondale Acquisition I, LLC and Enviva Partners, LP (incorporated herein by reference to Exhibit 10.1 to the Partnership’s Registration Statement on Form S-1, as amended (File No. 333-199625))

10.6	Enviva Partners, LP Long-Term Incentive Plan (incorporated herein by reference to Exhibit 4.3 to the Partnership’s Registration Statement on Form S-8 (File No. 333-203756))

10.7	Terminal Services Agreement, dated April 9, 2015, by and between Enviva Port of Chesapeake, LLC and Enviva Wilmington Holdings, LLC

10.8	Master Biomass Purchase and Sale Agreement, dated as of April 9, 2015, by and between Enviva, LP and Enviva Wilmington Holdings, LLC

99.1	Press Release, dated April 28, 2015

99.2	Press Release, dated May 4, 2015